Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Frazier Lifesciences Acquisition Corporation (the “Company”) on Form 10-K for the period ending December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James N. Topper, in my capacity as Chief Executive Officer and Chairman of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2021	By:	/s/ James N. Topper
	Name:	James N. Topper
	Title:	Chief Executive Officer and Chairman (Principal Executive Officer)